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                                 EXHIBIT 10.101

                             STOCK OPTION AGREEMENT

     AGREEMENT, dated as of ______________________ , between Quaker Fabric Corporation, a Delaware corporation (the "Company"), and __________________(the "Grantee").

                               W I T N E S S E T H

     In consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1.   Grant of Options.

     Subject to the provisions of this Agreement, the Company hereby grants to the Grantee the option (the "Option") to purchase all or any part of the number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock") set forth on Schedule A at the price per share and on the other terms set forth on Schedule A.

2.   Restrictions.

     The exercise of the Option shall be subject to the requirement that if at any time the Board of Directors of the Company (the "Board") shall determine in good faith that (i) the registration or qualification of the shares of Common Stock subject or related thereto under any state or federal law, or (ii) the consent or approval of any government regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such registration, qualification, consent, approval, or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

3.   Shares Subject to this Agreement.

     The Common Stock to be purchased under this Agreement shall be shares of authorized but unissued shares of Common Stock and may be unissued shares or reacquired shares, as the Board may from time to time determine. Subject to adjustment as provided in paragraph 10 hereof, the aggregate number of shares to be delivered under this Agreement shall not exceed _______ shares of Common Stock.



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4.   Term of the Option.

     The Option granted hereunder may be exercised, subject to the provisions of paragraph 9 hereof, until [three years from the date of grant].

5.   Option Exercise Price.

     The price at which shares of Common Stock may be purchased upon exercise of the Option shall be [closing price on date of grant] per share, subject to adjustment as provided in paragraph 10 hereof.

6.   Vesting; Exercise of Option.

     a. The Option granted hereunder shall vest in three cumulative installments on each of the first through third anniversaries of [date of grant]. The vested portion of the Option shall be exercisable in whole or in part at any time, or from time to time prior to the expiration of the Option; provided that the election to exercise the Option shall be made in accordance with applicable federal and state laws and regulations.

     b. No shares shall be delivered pursuant to the exercise of the vested portion of the Option, in whole or in part, until payment in full of the Option price is received by the Company in cash and until payment in cash of any applicable withholding taxes is received by the Company. The vested portion of the Option may be exercised by filing a written notice of exercise with the Secretary of the Company. The notice of exercise shall be accompanied by a representation or agreement of the Grantee to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company, such representation, agreement, or documentation is not necessary. Upon receipt by the Company of notice of exercise of all or part of any exercisable portion of the Option, together with the appropriate exercise price and any other documentation which may be required under this Agreement, the Grantee or his or her legal representative, legatee, or distributee, as the case may be, shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to such holder.

     c. The Option may not at any time be exercised with respect to a fractional share.

7.   Acceleration of Vesting.

     The Option granted hereunder shall automatically be vested and immediately exercisable in full upon the approval by the stockholders of the Company of an agreement to merge or consolidate with or into another corporation (if the Company is not the


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survivor of such merger or consolidation) or an agreement to sell, lease, exchange, or otherwise dispose of all or substantially all of the Company's property and assets (including a plan of liquidation).

8.   Transfer of Option and Common Stock.

     a. The Option granted under this Agreement may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Grantee, may be exercised only by the Grantee, or by the Grantee's legal guardian or representative.

     b. Shares of Common Stock issued upon the exercise of the Option granted hereunder may not be disposed of by the Grantee until six months have elapsed from the date the Option was granted.

     c. Shares issued upon the exercise of the Option may not be sold, transferred, or otherwise disposed of unless (i) there is in effect a registration statement under the Act with respect to such shares covering such transfer or disposition, or (ii) the holder furnishes to the Company an opinion of counsel or other evidence, in each case satisfactory to the Company in its sole discretion, that an exemption from the registration requirements of the Securities Exchange Act of 1934, as amended from time to time (the "Act"), is available with respect to such transfer or disposition. Certificates representing the shares of Common Stock issued upon exercise of the Option granted under this Agreement shall bear appropriate legends to such effect. The Company will prepare and file with the Securities and Exchange Commission a registration statement on Form S-8 or any successor or similar form relating to the shares of Common Stock which may be issued upon the exercise of the Option granted under this Agreement and will use its best efforts to cause such registration statement to become effective as soon as practicable and to maintain the effectiveness of such registration statement so long as this Agreement remains in effect.

9.   Termination of Directorship.

     a. Except as specifically provided in this paragraph 9, the Option granted hereunder shall be exercisable only if the Grantee has maintained continuous status as a director of the Company since the date of this Agreement. In the event the Grantee's directorship is terminated for any reason except by the Company with cause, the portion of the Option held by the Grantee which was otherwise exercisable on the date of the termination of the directorship shall expire unless exercised by the Grantee, or in the case of death or Disability, by his heirs, legatees, or personal representatives, within a period of three months after the date of termination of the directorship. In no event, however, shall the Option be exercisable after [ten years from date of grant]. The Option shall not be exercisable after termination of the Grantee's directorship if the termination is by the Company with cause.


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     b. The Board may, if it determines that to do so would be in the Company's best interests, provide for the exercise of any portion of the Option which would otherwise terminate upon termination of Grantee's directorship for any reason, upon such terms and conditions as the Board determines to be appropriate.

     c. For purposes of this Agreement, Disability shall mean that, as a result of incapacity due to physical or mental illness, the Grantee shall be unable to perform his duties as a director of the Company for more than six consecutive months.

10.  Anti-Dilution Provisions.

     The number and kind of securities purchasable upon the exercise of the Option and the Option price shall be subject to adjustment from time to time as follows:

     a. In case the Company shall hereafter (i) pay a dividend or make a distribution on the outstanding shares of the Common Stock payable in shares of the Common Stock, (ii) subdivide the outstanding shares of the Common Stock into a greater number of shares, (iii) combine the outstanding shares of the Common Stock into a lesser number of shares, or (iv) issue by reclassification of the Common Stock any shares of the Company, the holder of the Option shall thereafter be entitled, upon exercise, to receive the number and kind of shares which, if such Option had been exercised immediately prior to the happening of such event, the holder would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, or reclassification. Such adjustment shall become effective on the day next following (x) the record date of such dividend or distribution, or (y) the day upon which such subdivision, combination, or reclassification shall become effective.

     b. In case the Company shall hereafter consolidate or merge into or with another corporation and the Company is not the surviving entity, or in case the Company shall sell, lease, or convey to any other person or persons all or substantially all the property and assets of the Company, the holder shall thereafter be entitled, upon exercise, to receive the kind and amount of shares of stock, other securities, cash, and property receivable upon such consolidation, merger, sale, lease, or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of the Option immediately prior to such consolidation, merger, sale, lease, or conveyance, and shall have no other conversion rights. In any such event, effective provision shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contracts of sale, lease, and conveyance or otherwise so that, so far as appropriate and as nearly as reasonably may be, the provisions set forth herein for the protection of the rights of the holder shall thereafter be made applicable.

     c. In the event that at any time, as a result of an adjustment made pursuant to this paragraph 10, a holder shall become entitled to receive upon exercise of the Option cash, property, or securities other than Common Stock, then references to Common


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Stock in this paragraph 10 shall be deemed to apply, so far as appropriate and as nearly as may be, to such cash, property, or other securities.

     d. Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares.

     e. Whenever the number or kind of securities purchasable upon the exercise of the Option or the exercise price of the Option shall be adjusted as required by the provisions of this paragraph 10, the Company shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number or kind of securities purchasable upon exercise of the Option and the adjusted exercise price thereof determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder, and the Company shall, forthwith after such adjustment, mail by certified mail a copy of such certificate to the holder.

     f. So long as the Option shall be outstanding, if the Company shall propose to take any action that would cause an adjustment to be made pursuant to this paragraph 10, the Company shall mail by certified mail to the holder, at least 15 days prior to the day on which such adjustment would become effective, a notice setting forth in reasonable detail the action to be so taken.

11.  Notices.

     Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Company at its principal executive offices,
Attention: Secretary and to the Grantee at the address set forth on Schedule A or at such other address as either party may hereafter designate in writing to the other.

12.  Effect of Agreement.

     Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

13.  Laws Applicable to Construction.

     The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, as applied to contracts executed in and performed wholly within the State of Delaware.


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14.  Replacement of Agreement.

     Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Agreement and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Agreement, the Company will execute and deliver a new Agreement, which shall constitute an additional contractual obligation on the part of the Company, whether or not this Agreement so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

15.  Headings.

     The headings of paragraphs herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

16.  Amendment.

     This Agreement may not be modified, amended, or waived in any manner except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

17.  Reservation and Status of Shares.

     The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of the Option granted such number of shares of its Common Stock as shall be required for issuance and delivery upon the exercise of the Option, and that such shares, when issued in accordance with the terms of the Option, shall be validly issued, fully paid, and non-assessable. All shares issued upon exercise of the Option shall have been listed on each national securities exchange on which any shares of Common Stock are listed, or if the Common Stock is not listed on a national securities exchange, shall have been approved for quotation on the NASDAQ National Market System if any shares of Common Stock are so approved. The Company covenants and agrees that it will from time to time take all such action as may be necessary to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective exercise price of the Option.


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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Grantee has hereunto set his hand.

                                        QUAKER FABRIC CORPORATION


                                        By:
                                            ------------------------------------
                                            Name: Larry A. Liebenow
                                            Title: President


ATTEST:


---------------------------------
Secretary


                                        GRANTEE


                                        ---------------------------------------
                                        Name:


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                      Schedule A to Stock Option Agreement

Grantee's Name and Address:

Grantee's Social Security Number:

Number of Options:

     ______ shares of Common Stock.

Exercise Price:

     As provided in Paragraph 5 of this Agreement.

Vesting:

     As provided in Paragraphs 6 and 7 of this Agreement.

Expiration of Options:

     As provided in Paragraphs 4 and 9 of this Agreement.


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